                                                                    EXHIBIT 10.2

                                [FRONT OF NOTE]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY AS NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS NOTE (AS DEFINED ON THE REVERSE HEREOF) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) IT AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO SHURGARD STORAGE CENTERS, INC., OR ANY SUBSIDIARY THEREOF,
(B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO SHURGARD STORAGE CENTERS, INC., THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THIS NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

REGISTERED NO.:                                             PRINCIPAL AMOUNT
CUSIP NO.:     82567D AD 6                                   $200,000,000.00
ISIN NO.:      US82567DA66
COMMON CODE.:  12512058

                         SHURGARD STORAGE CENTERS, INC.

                              7 3/4% NOTE DUE 2011

        Shurgard Storage Centers, Inc., a Delaware corporation (the "Company," which term shall include any successor under the Indenture hereinafter referred
to), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon presentation, the principal sum of Two Hundred Million Dollars ($200,000,000.00) on February 22, 2011, and to pay interest thereon from February 20, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on February 22 and August 22 of each year (each, an "Interest Payment Date"), commencing

August 22, 2001, at the rate of 7 3/4% per annum, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day preceding the applicable Interest Payment Date (whether or not a Business Day, as defined below). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payment of the principal of, and interest on, this Note will be made at the office or agency of the Trustee (as defined herein) maintained for that purpose at LaSalle Bank National Association, Attn: Corporate Trust Operations, 135 South LaSalle Street, Suite 1811, Chicago, Illinois 60603, or elsewhere as provided in the Indenture, in United States Dollars; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register kept for the Notes pursuant to Section 305 of the Indenture or
(ii) wire transfer to an account of the Person entitled thereto located inside the United States. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal this 20th day of February, 2001.

                              SHURGARD STORAGE CENTERS, INC.


                              By:
                                  ---------------------------------------------
                                  Name:  Harrell L. Beck
                                  Title: Senior Vice President, Chief Financial
                                         Officer and Treasurer

                              By: ---------------------------------------------
                                  Name:
                                  Title:
Attest:

By: -------------------------------------
    Name:  Christine M. McKay
    Title: Senior Vice President, General
           Counsel and Secretary


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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the securities of the series designated therein referred to in the within-mentioned Indenture.

                                            LaSalle National Bank, as Trustee

                                            By:
                                                --------------------------------
                                                Authorized Signatory


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                                [REVERSE OF NOTE]

        1. GENERAL. This Note is one of a duly authorized issue of securities of the Company issued as a series of securities under an indenture dated as of April 25, 1997, as supplemented as of July 11, 1997 (the "Indenture"), between the Company and LaSalle National Bank, as trustee (the "Trustee," which term includes any successor trustee under the Indenture with respect to the Notes, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the duly authorized series designated as the "7 3/4% Notes due 2011" (the "Notes"), initially limited in aggregate principal amount to $200,000,000.00. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. Unless the context otherwise requires, as used herein, all references to the Notes include this Note and the Exchange Notes.

        2. REDEMPTION. The Notes may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a Redemption Price equal to the sum of (i) the principal amount (or any portion thereof) of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount (as defined below) if any, with respect to such Notes (or any portion thereof).

        If notice has been given as provided in the Indenture and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

        Notice of any redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

        If less than all the Notes are to be redeemed, the Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their Redemption Date. The Trustee shall select, in such manner as it shall deem fair and appropriate, Notes to be redeemed in whole or in part.

        As used herein, the following terms will have the meanings set forth below:

                "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made to the date of redemption or accelerated payment over (ii) the aggregate principal amount of the Notes being redeemed or paid.

                "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the heading "Week Ending" published in the most recent Statistical Release (as defined below) under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                "Statistical Release" means the statistical release designed "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded U.S. government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonable comparable index which shall be designated by the Company.

        3. DEFEASANCE. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

        4. RESTRICTIVE COVENANTS. In addition to the covenants of the Company contained in the Indenture, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

        Limitations on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt (as defined below), other than Intercompany Debt (as defined below), if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company's Total Assets (as defined below) as of the end of the fiscal quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder (the "Exchange Act"), with the Trustee) prior to the incurrence of such additional Debt and
(ii) the increase in Total Assets from the end of such quarter, including, without limitation, any increase in Total Assets caused by the incurrence of such additional Debt (such increase together with the Company's Total Assets is referred to as the "Adjusted Total Assets").

        Limitation on Incurrence of Secured Debt. The Company will not, and will not permit any Subsidiary to, incur any Secured Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the Company's Adjusted Total Assets.

        Debt Service Coverage. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service (as defined below) to Annual Debt Service Charge (as defined below) for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0 on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company or any Subsidiary since the first day of such four-quarter period, which was outstanding at the end of the period, had been incurred at the beginning of the period and continued to be outstanding throughout the period, and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such four-quarter period, (ii) the repayment or retirement of any other Debt by the Company or any Subsidiary since the first day of the four-quarter period had been repaid or retired at the beginning of such period (except that, in determining the amount of Debt so repaid or retired, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period) and (iii) in the case of any increase or decrease in Total Assets, or any other acquisition or disposition by the Company or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such increase, decrease or other acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments to revenues, expenses and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation. For purposes of the adjustments referred to in clause (iii) of the preceding sentence, any income earned (or loss incurred) as a result of any such increase, decrease or other acquisition or disposition referred to in clause (iii) for a period less than such four-quarter period shall be annualized for such four-quarter period.

        Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt (as defined below) of the Company and its Subsidiaries.

        As used herein, the following terms will have the meanings set forth below:

        "Annual Debt Service Charge" as of any date means the amount which is expensed in any 12-month period for interest on Debt of the Company and its Subsidiaries.

        "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income (as defined below) plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense (as defined below), (ii) provision for taxes of the Company and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) increases in deferred taxes and other noncash charges, (vi) charges resulting from a change in accounting principles and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures and (b) decreases in deferred taxes and other noncash items.

        "Consolidated Interest Expense" for any period, and without duplication, means all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined in accordance with GAAP.

        "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

        "Debt" means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Company or any Subsidiary) (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

        "Intercompany Debt" means indebtedness owed by the Company or any Subsidiary solely to the Company or any Subsidiary.

        "Secured Debt" means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

        "Senior Executive Group" means, collectively, those individuals holding the offices of Chairman, President, Chief Executive Officer, Chief Operating Officer or any Senior Vice President or Executive Vice President of the Company.

        "Subsidiary" means (i) any corporation, partnership, joint venture, limited liability company or other entity the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company and/or any other Subsidiary or Subsidiaries, and the majority of the shares of the voting capital stock or other equivalent ownership of which (except for disqualifying shares) are at the time directly or indirectly owned by the Company, any Subsidiary and/or one or more individuals of the Senior Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s)), or such individuals' successors in office as officers of the Company, and (ii) any other entity the accounts of which are consolidated with the accounts of the Company.

        "Total Assets" as of any date means the sum of (i) Undepreciated Real Estate Assets (as defined below) and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

        "Total Unencumbered Assets" means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest or other encumbrance of any kind, including the value of any stock of any Subsidiary that is so encumbered. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

        "Undepreciated Real Estate Assets" as of any date means the amount of real estate assets of the Company and its Subsidiaries (original cost plus capital improvements) on such date, before depreciation and amortization determined on a consolidated basis in accordance with GAAP.

        "Unsecured Debt" means Debt of the Company or any Subsidiary that is not Secured Debt.

        5. REMEDIES FOR EVENTS OF DEFAULT. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

        6. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and, in certain circumstances, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, places and rate, and in the coin or currency, herein prescribed.

        7. DENOMINATION; TRANSFER; EXCHANGE. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of, and interest on, this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for the Notes duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of different authorized denominations, as requested by the Holder surrendering the same.

        The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of the Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        8. NO RECOURSE. No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

        9.  SECURITY FORMS.

        (a) FORM OF RULE 144A GLOBAL, REGULATION S GLOBAL AND CERTIFICATED
NOTES.

        Notes offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued initially in the form of one or more permanent Global Securities without interest coupons (the "Restricted Global Security") deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

        Notes offered and sold in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of one or more permanent Global Securities in fully registered form without interest coupons substantially in the form set forth in this Note ("Regulation S Global Security") deposited with, or on behalf of the Depository or with the Trustee, as custodian for the Depositary, for the accounts of Euroclear Clearance System, or any successor securities clearing agency ("Euroclear"), and Clearstream Banking, or any successor securities clearing agency ("Clearstream"). The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided. Until and including the 40th day after the date of this Note, beneficial interests in a Regulation S Global Security may be held only through Euroclear or

Clearstream, unless delivery is made through the Restricted Global Security in accordance with the certification requirements provided in this Note and the Indenture.

        If DTC is at any time unwilling or unable to continue as a depositary for any relevant Global Security or ceases to be registered as clearing agency under the Exchange Act and a successor depositary is not appointed within 60 days of such notice or cessation, or if, in the case of the Regulation S Global Security held for an account of Euroclear or Clearstream, as the case may be, is closed for business for 14 continuous days or announces an intention to cease or permanently ceases business; the Company will issue certificates for this Note or the Exchange Notes in definitive, fully registered, non-global form without interest coupons in exchange for the Regulation S Global Security or Restricted Global Security, as the case may be. In all cases, certificates for this Note or the Exchange Notes delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by DTC.

        In the case of certificates for this Note or the Exchange Notes in non-global form issued in exchange for the Regulation S Global Security or Restricted Global Security, such certificates will bear the legend appearing under Section 9(b) (unless the Company determines otherwise in accordance with applicable law). The holder of a Note in non-global form may transfer such Note, subject to compliance with the provisions of such legend, by surrendering it at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, which initially will be the office of the Trustee.

        (b) RESTRICTIVE LEGENDS.

        Unless and until either this Note is sold under, or exchanged for an Exchange Note in connection with, an effective Registration Statement (as defined below) pursuant to the Registration Rights Agreement, each certificate representing a Note shall contain, in addition to any legends required under the Indenture, a legend substantially to the following effect (the "Private Placement Legend") on the face thereof:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) IT AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
(A) TO SHURGARD STORAGE CENTERS, INC., OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE

OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO SHURGARD STORAGE CENTERS, INC., THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THIS NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

        10. THE EXCHANGE NOTES.

        (a) REGISTRATION RIGHTS AGREEMENT; DEFINITION OF EXCHANGE NOTES; SINGLE CLASS.

        The Holder of this Note is entitled to the benefits of a registration rights agreement ("Registration Rights Agreement") dated February 20, 2001, among Banc of America Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc One Capital Markets, Inc.; Morgan Stanley & Co. Incorporated; Salomon Smith Barney Inc.; and U.S. Bancorp Piper Jaffray Inc. (the "Initial Purchasers") and the Company. Pursuant to the Registration Rights Agreement, an eligible Holder of this Note may exchange its Note for an Exchange Note (as defined below).

        For the purposes of this Note, "Exchange Notes" means the 7 3/4% Notes due 2011 that will be offered by the Company pursuant to the Registration Rights Agreement and the Indenture in exchange for this Note and that will be subject to terms and conditions substantially identical to the securities represented by this Note, except that the Exchange Notes will be registered under the Securities Act and shall not be subject to the same restrictions on transfer. The Exchange Notes shall not be subject to the interest rate step-up provisions referenced in Section 10(f) of this Note and the transfer restrictions in
Section 10.05 of this Note.

        Any Note that remains outstanding after the consummation of the exchange offer that may be effected pursuant to the Registration Rights Agreement (the "Exchange Offer"), regardless of whether an Exchange Note or otherwise, will be treated as a single class of securities under the Indenture.

        (b) EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF EXCHANGE NOTES.

        On Company Order, the Trustee shall authenticate for original issue Exchange Notes in an aggregate principal amount not to exceed US $200,000,000; provided that such Exchange Notes shall be issuable only upon the valid surrender for cancellation of this Note, or a portion thereof, of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement and a Company Order for the authentication of such securities certifying that all conditions precedent to the issuance have been complied with (including the effectiveness of a registration statement under the Securities Act related thereto).

In such case, the Trustee shall be entitled to receive an Officers' Certificate and an a written opinion of counsel (who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee) that it may reasonably request in connection with such authentication of this Note or the Exchange Notes. Such order shall specify the amount of this Note or the Exchange Notes, as the case may be, to be authenticated and the date on which the original issue of such securities is to be authenticated.

        (c) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

        Notwithstanding any provision of the Indenture or the Notes, no exchange of any Note for an Exchange Note shall occur until an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective by the Commission and this Note is cancelled by the Trustee.

        Whenever any Note is so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the securities which the Holder making the election is entitled to receive.

        The Trustee shall, and the Company shall prescribe that any other Security Registrar appointed by the Company, refuse to register any transfer of this Note in violation of the transfer restrictions contained in the Private Placement Legend.

        Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 9(a) or Section 301 of the Indenture, any permanent global security shall be exchangeable only as provided in Section 305 of the Indenture.

        (d) BOOK-ENTRY PROVISIONS FOR RESTRICTED GLOBAL SECURITY.

        Investors in the Regulation S Global Security may hold their interests in Regulation S Global Security through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Distribution Compliance Period (as defined below), but not earlier, investors in the Regulation S Global Security may also hold such interests through organizations other than Euroclear or Clearstream that are participants in the Depositary's system. Euroclear and Clearstream will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries, which, in turn, will hold such interests in the Regulation S Global Security in customers' securities accounts in the depositaries' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of the Depositary. Those interests held through Euroclear and Clearstream will be subject to the procedures and requirements of such system. As used herein, the term "Distribution Compliance Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that the Initial Purchasers advise the Company and the Trustee of the day on which this
Note is first offered to persons other than distributors (as defined in Regulation S) and (ii) the original issue date of this Note.

        (e) SPECIAL TRANSFER PROVISIONS.

        Unless and until this Note is sold under, or is exchanged for an Exchange Note in connection with, an effective Registration Statement (as defined in the Registration Rights Agreement), the following provisions shall apply:

                (i) Restricted Global Security to Regulation S Global Security. If, at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Restricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Security, such owner shall, subject to the applicable procedures (the "Applicable Procedures") of the Depositary, Euroclear or Clearstream, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 10(e)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from any member of, or participant in, the Depositary (an "Agent Member") directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the applicable Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Clearstream account (if applicable) to be credited with such increase, and (3) a certificate substantially in the form of Exhibit A hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the applicable Restricted Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Regulation S Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount of the applicable Restricted Global Security, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

                (ii) Regulation S Global Security to Restricted Global Security. If, at any time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security, as provided in this
        Section 10(e)(ii). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and (3) if such transfer is requested prior to the expiration of the Distribution Compliance Period, a certificate in the form of Exhibit B attached hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, that shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of such Regulation S Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Security Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount of such Regulation S Global Security and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred. After the expiration of the Distribution Compliance Period, the certificate described in clause (3) above shall no longer be required to effect transfers pursuant to this
        Section 10(e)(ii).

                (iii) Restricted Global Security to Regulation S Global Security After Two Years. If the holder of a beneficial interest in a Restricted Global Security wishes at any time after the second anniversary of the date of original issuance of this Note to (A) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or (B) to exchange such interest for a beneficial interest in a Regulation S Global Security, such transfer or exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 10(e)(iii). Upon receipt by the Trustee of (1) in the case of a transfer or exchange of an interest in the Restricted Global Security, instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a beneficial interest in the Regulation S Global Security in an amount equal to that the beneficial interest in the Restricted Global Security to be so transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest and (3) a certificate substantially in the form of Exhibit C hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred or exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer or exchange.

                (iv) Private Placement Legend. If upon the transfer, exchange or replacement of this Note, this Note does not bear the Private Placement Legend, then the Security Registrar shall deliver a Note or Exchange Note, as the case may be, that does not bear the Private Placement Legend. If upon the transfer, exchange or replacement of this Note, this Note bears the Private Placement Legend, the Security Registrar shall deliver a Note that bears the Private Placement Legend. However, notwithstanding the previous sentence, (i) if the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that this Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Private Placement Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such security (or a beneficial interest therein) are effected in compliance with the Securities Act, or
        (ii) after this Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note, the Company may instruct the Trustee to deliver to the Holder thereof (or to its transferee) a new security of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Private Placement Legend, and the Trustee will comply with such instruction.

                (v) General. By its acceptance of any Note or Exchange Note bearing the Private Placement Legend and other legends thereon, each Holder of such Note or Exchange Note acknowledges the restrictions on transfer of such security set forth in such security, including the legends thereon, and the Indenture and agrees that it will transfer such Note or Exchange Note only as provided.

        (f) ADDITIONAL INTEREST.

        In the event that (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 120th calendar day following the date of original issuance of the Notes, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the date of original issuance of the Notes, (iii) the Exchange Offer is not consummated or a Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective, in either case, on or prior to the 210th calendar day following the date of original issuance of the Notes or (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company, except as specifically permitted by Section 2.2(B) of the Registration Right Agreement, or becomes subject to an effective stop order suspending the effectiveness of such registration statement, in each case, without being succeeded within 30 calendar days by an amendment thereto or an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), the interest rate borne by securities represented by this Note which are Registrable Securities (as defined in the Registration Rights Agreement) shall be increased ("Additional Interest") by one-fourth of one percent (0.25%) per annum upon the occurrence of each Registration Default, which rate will increase by an additional one-fourth of one percent (0.25%) per annum if such Registration Default has not been cured within 90 calendar days after occurrence thereof and continuing until all Registration Defaults have been cured, PROVIDED that the aggregate amount of any such increase in the interest rate on such Registrable Securities shall in no event exceed one percent (1.0%) per annum; and PROVIDED, FURTHER, that if the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 180th calendar day following the original issuance of the Notes and the Company shall request Holders of such Registrable Securities to provide information for inclusion in the Shelf Registration Statement, then such Registrable Securities owned by Holders who do not deliver such information to the Company or who do not provide comments on the Shelf Registration

Statement when requested by the Company will not be entitled to any such increase in the interest rate for any calendar day after the 210th calendar day following the date of original issuance of such Registrable Securities. All accrued Additional Interest shall be paid to Holders of such Registrable Securities in the same manner and at the same time as regular payments of interest on the such Registrable Securities. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate on the Registrable Securities will revert to the original rate.

        Interest on the Exchange Notes shall be payable from the last date on which interest was paid on the Exchange Notes or, if no such interest has been paid on the Exchange Notes, from the last date on which interest was paid on this Note or, if no such interest has been paid on this Note, from the date of issuance of this Note. Such interest shall include all Additional Interest that may have accrued on this Note for which the Exchange Notes were exchanged pursuant to the Exchange Offer; such Additional Interest to be calculated in accordance with the terms of the Registration Rights Agreement, the Indenture and this Note and payable at the same time and in the same manner as periodic interest on this Note.

        11. PROVISION OF INFORMATION. In addition to any other information required to be provided by the Company pursuant to the Indenture, the Company shall furnish to the Holders of this Note upon their request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

        12. CUSIP AND ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers or ISIN numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

        13. GOVERNING LAW. THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                            [FORM OF TRANSFER NOTICE]


        FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


(Please print or typewrite name and address including zip code of assignee)


the within security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such security on the books of the Company with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                           ON ALL CERTIFICATES EXCEPT
                    PERMANENT OFFSHORE PHYSICAL CERTIFICATES]

        In connection with any transfer of this security occurring prior to the date which is the earlier date of an effective registration statement, the undersigned confirms that without utilizing any general solicitation or general advertising that this security is being transferred:

                                   [Check One]

         (1)       / /      to the Company or a subsidiary thereof; or

         (2)      / /       pursuant to an effective registration statement
                            under the Securities Act of 1933, as amended; or

         (3)      / /       in the United States to a "qualified institutional
                            buyer" (as defined in Rule 144A under the Securities
                            Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule
                            144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         (4)      / /       outside the United States in an offshore transaction
                            within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933, as amended; or

         (5)      / /       pursuant to the exemption from registration provided
                            by Rule 144 under the Securities Act of 1933, as amended; or

         (6)      / /       in the United States to an institutional accredited
                            investor that prior to the transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of this Note (the form of which letter can be obtained from the trustee) and, if such transfer is in respect of an aggregate principal amount of notes of less than $100,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities
                            Act of 1933, as amended; or

Unless one of the boxes is checked, the Trustee will refuse to register any of the securities evidenced by this certificate in the name of any Person other than the registered holder thereof, PROVIDED, HOWEVER, that if box (4), (5) or
(6) is checked, the Trustee may require, prior to registering any such transfer of the securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.


                                                --------------------------------
                                                Signature

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                             Dated:
                                    ---------   --------------------------------

                                  NOTICE: To be executed by an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

                                                            Principal Amount

                          Amount of          Amount of       of this Global        Signature of
                         decrease in        increase in         Security            authorized
                      Principal Amount   Principal Amount    following such         officer of
                       of this Global     of the Global       decrease or           Trustee or
  Date of Exchange        Security           Security           increase       Securities Custodian
  ----------------    ----------------   ----------------   ----------------   --------------------


                                                                       EXHIBIT A

               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                   TRANSFER FROM RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

LaSalle Bank National Association.
135 South LaSalle Street
Attn: Corporate Trust Operations
Suite 1811
Chicago, Illinois  60603

           Re: 7 3/4% Notes due 2011 of Shurgard Storage Centers, Inc.

        Reference is hereby made to the Indenture, dated as of April 25, 1997 (the "Indenture"), between Shurgard Storage Centers, Inc., as issuer (the "Company") and LaSalle National Bank, N.A. , as trustee, and the other terms and conditions of the 7 3/4% Notes due 2011 (the "Securities") issued pursuant to the Indenture. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture and the Securities.

        This letter relates to US$_________ principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. 82567D AD 6, ISIN No. US82567DA66 and Common Code No. 12512058) and held with the Depositary in the name of [ ________ ] (the "Transferor") and held for the benefit of [_________________] (the "Beneficial Owner"). The Beneficial Owner has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. US82173 AA 0, ISIN No. US82173AA00 and Common Code No. 12512074).

        In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

        (A)     if the transfer has been effected pursuant to Rule 903 or Rule
                904:

                (1) the offer of the Securities was not made to a person in the United States;

                (2)     either:

                        (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                        (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                (5) if the transfer is being requested prior to March 2, 2001, upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream Banking or both (CUSIP No. US82173 AA 0, ISIN No. US82173AA00 and Common Code No. 12512074); and

        (B) If the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

        Upon giving effect to this request to exchange a beneficial interest in such Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Security pursuant to the Indenture, the Securities and the Securites Act.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                      [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             Dated:              ,
                                                   --------------  ----

                                                                       EXHIBIT B

               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                  TRANSFER FROM REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY

LaSalle Bank National Association.
135 South LaSalle Street
Attn: Corporate Trust Operations
Suite 1811
Chicago, Illinois  60603

           Re: 7 3/4% Notes due 2011 of Shurgard Storage Centers, Inc.

        Reference is hereby made to the Indenture, dated as of April 25, 1997 (the "Indenture"), between Shurgard Storage Centers, Inc., as issuer (the "Company") and LaSalle National Bank, N.A., as trustee, and the other terms and conditions of the 7 3/4% Notes due 2011 (the "Securities") issued pursuant to the Indenture. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture and the Securities.

        This letter relates to US$____________ principal amount of the Securities which are evidenced by the Regulation S Global Security (CUSIP No. US82173 AA 0, ISIN No. US82173AA00 and Common Code No. 12512074) and held with the Depositary in the name of [ ________ ] (the "Transferor") and held for the benefit of [_________________] (the "Beneficial Owner"). The Beneficial Owner has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. 82567D AD 6, ISIN No. US82567DA66 and Common Code No. 12512058), to be held with the Depositary.

        In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

        Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in the Restricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the Securities pursuant to the Indenture, the Securities and the Securites Act.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                   [Insert Name of Transferor]





                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             Dated:              ,
                                                   --------------  ----

                                                                       EXHIBIT C

          FORM OF CERTIFICATE FOR TRANSFER OR EXCHANGE AFTER TWO YEARS



LaSalle Bank National Association.
135 South LaSalle Street
Attn: Corporate Trust Operations
Suite 1811
Chicago, Illinois  60603

           Re: 7 3/4% Notes due 2011 of Shurgard Storage Centers, Inc.

        Reference is hereby made to the Indenture, dated as of April 25, 1997 (the "Indenture"), between Shurgard Storage Centers, Inc., as issuer (the "Company") and LaSalle National Bank, N.A. , as trustee, and the other terms and conditions of the 7 3/4% Notes due 2011 (the "Securities") issued pursuant to the Indenture. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture and the Securities.

        [For transfers: This letter relates to US$__________ principal amount of Securities which are evidenced by a Restricted Global Security (CUSIP No. 82567D AD 6, ISIN No. US82567DA66 and Common Code No. 12512058) and held with the Depositary in the name of [ ________ ] and held for the benefit of [_________________] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. US82173 AA 0, ISIN No. US82173AA00 and Common Code No. 12512074).

        In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that upon such transfer, (a) a period of at least two years will have elapsed since February 20, 2001, (b) the Beneficial Owner during the three months preceding the date of such transfer was not an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

        [For exchanges: This letter relates to US$__________ principal amount of Securities that are evidenced by a Restricted Global Security (CUSIP No. 82567D AD 6, ISIN No. US82567DA66 and Common Code No. 12512058) and held with the Depositary in the name of [ ________ ] and held for the benefit of [ ______________ ] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged for a beneficial interest in an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. US82173 AA 0, ISIN No. US82173AA00 and Common Code No. 12512074).

        In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that [it is located and acquired such securities outside the United States (if the

Distribution Compliance Period has ended) and that such transfer is being made in accordance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended][, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least two years will have elapsed since February 20, 2001 and (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities
Act), and it is not acting on behalf of such an affiliate].

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                    [Insert Name of Beneficial Owner]



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             Dated:              ,
                                                   --------------  ----